SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 31, 2002

                              LEHMAN ABS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-76627	13-3447441
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue

                                  New York, New York 10019

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code (212) 526-7000

Item 7.

Financial Statements, Pro Forma Financial

Information and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

         5.1      Legality Opinion of McKee Nelson LLP.

         8.1      Tax Opinion of McKee Nelson LLP

         23.1     Consent of McKee Nelson LLP (included in Exhibits 5.1 and 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEHMAN ABS CORPORATION

By:  /s/ Samir A. Tabet

Name:

Samir A. Tabet

Title:

Managing Director

Dated: October 31, 2002

Exhibit Index

Exhibit                                                                                                                       Page

5.1    Legality Opinion of McKee Nelson LLP                                                           4

8.1    Tax Opinion of McKee Nelson LLP                                                                  6

23.1   Consent of McKee Nelson LLP (included in Exhibits 5.1 and 8.1)                  5, 7